January 2013 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Investment Highlights Proprietary Integrated Mobile & Security Software ▪ Inflection point for Elephant Talk’s business model : Strong operating momentum in mobile platform for managed services and transaction security in 2012, strengthening in early 2013 • Evidenced by recent new business activity ▪ Attractive business model with recurring subscription and transaction - based model; revenue mix trending toward high - margin, high - growth solutions. • Gross Margin for 2012 is expect to increase an estimated 1700 basis points year - over - year to approximately 28% from 10.9% for 2011 ▪ Approximately $100 million multi - year investment in carrier grade enabling platform (Software Defined Network (“SDN”)) . Mostly expensed, not capitalized. • Advanced proprietary software (Company - owned code) provides powerful and differentiated cloud - based mobile telecommunications, identity & access management, and world - class mobile transactions security • Currently achieves approximately 85% of all systems to run full mobile operations (outside towers); offered as a vendor with the ability to provide managed services 2

Recent Milestones

Closer to Operational Cash Flow Positive

Elephant Talk	ValidSoft

Elephant Talk

- Signed SDN contract with mobile operator in major Latin American market
  - *Outsourcing platform will have capacity for 10 million SIMs*
  - *Initial migration of ~1 million SIMs to begin in mid-2013*
- Entering US telecom market – Announced plan to acquire 100% of the assests of Telnicity by early March 2013
- Advanced discussions to enter several European countries as managed services provider for mobile services
- Vodafone Enabler Spain platform
  - *Managing over one million SIMs on proprietary platform*
  - *Positioned to double SIMs*
- Saudi Arabia – May 4 deadline to submit applications for three MVNO licences

ValidSoft

- SIM Swap live with a leading global financial institution (5.5M+ transactions)
- Awarded a contract with a leading US financial institution for VALid and Voice Biometrics
- FICO/Adeptra partnership - Leading risk intervention solutions provider; 70% of World's financial transactions processed by FICO risk engine. 5,000+ clients.
- 2012 Banking Technology Award for Best Security Initiative in December 2012
- Major UK /Global bank has committed to implementing SIM Swap and Valid-POS, deployment planning underway
- Another leading UK bank committed to deployment of SIM and POS
- Maturing pipeline in 1Q13

3

Proprietary Software Defined Network (“SDN”) Enabling and Securing the mobile cloud Mobile Services Solution - Empowering Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) with: • Tier One, innovative, cloud based, outsourced mobile communications infrastructure • Full range of MNO & MVNO hosting & support services • Full suite of off - the - shelf services & features • All required 3rd Party interfaces Security Services - Enabling organizations to secure all of their cloud - based customer financial transaction channels within a single platform • Telecommunications - based multi - factor, mutual authentication, identity and transaction verification solutions. Omni - channel protection – online, mobile, telephone, ATM, and POS. • Layered security for mission critical applications in the cloud 4

Software Defined Network (SDN) Mobile & Security Platform Integrated with Operators 5 Leading international provider of cloud - based mobile telecom and security solutions serving mobile network operators, virtual network operators and financial institutions • Network management • Provisioning • CRM • Billing • Mobile Service Delivery One - Stop Mobile Virtual Network Enablement Fraud & False Positive Prevention Card, Online & Mobile Security Specialized Landline Services: SDN /Outsourced Solutions : • Carrier select • Premium rate • Visible & invisible multi - layer authentication & verification - device, party, transaction • 5 Factor (including Voice Biometrics) • Proximity validation • Encrypted, trusted communication channels • Privacy - assurance Real - time Security Solutions ET - AIMS TM

Software Defined Network The Platform Philosophy MCS MMS C USSD IVR VM STP GGSN SMSC HLR OTA EDW ....... IN - SCP DRE Cust.Care Billing Reporting Provisioning SIM Mgmnt Trouble Ticketing Voucher Mgmnt Payment Mgmnt ............. .............

Telnicity – Planning to enter the US Telecom Market • Low risk way to enter the US market with potential for high return • Shareholder dilution < 1% • Cash efficient transaction with limited business investment needed • Limited financial impact for at least the first several quarters as systems are integrated once the acquisition closes on or before March 8, 2013 • World’s largest mobile telecom market by revenues • Access to existing customer base with 100% turnkey .net hosted solution and telSPACE and mCASH (back office infrastructure and billing systems) • Agreements with several large US mobile telecom companies • Management team with 100+ years of US telecom experience 7

8 Card, Online & Mobile Financial Services Fraud Detection & Prevention

The Problem:
Traditional Trusted Security is Broken!

- **Global cybercrime:** $1.4 trillion per year problem[(1)]
- **Cybercrime** expected to grow 10+% per annum through 2016[(2)]
- **Fraud in U.S.** - $200 billion per year problem[(3)]

Malware takes over user's on-going transaction

Malware "invisibly" corrupts user's transaction

Bank sends expected OTP to user

User unwittingly confirms corrupted transaction

Malware "controls" user transactions… Channels now compromised



- Traditional "Gold Standard" security models compromised
- One-size fits all
- Decisioning systems based on historical data
- "Point" solutions – not holistic

(1) UK National Security Strategy Report to Government, 2010
(2) Gartner
(3) First Data Fraud Trends, 2010

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ElephantTalk

ValidSoft
Redefining Fraud Prevention

- **Emerging global leader** in Telecommunication-based multi-layer, multi-factor mutual, invisible & visible Authentication; Identity and Transaction verification for all electronic transaction channels
- **Fraud prevention solutions:** Card Present, Card Not Present, ecommerce, Internet/Telephone Banking, Mobile Financial Services (m-banking, m-payments, m-commerce), Enterprise security
- **Solutions ideal for Mass Consumer Deployment:** Cost effective, intuitive, secure, disability enabled, pervasive solutions – applicability in: Financial Services; Healthcare; Retail; Gaming
- Significant **investment in Intellectual Property:** Extensive patent portfolio, trademarks, copyrights
- **Industry Thought Leaders in countering electronic fraud:** See recent live demonstration at Finovate Fall 2012 in NYC: http://www.finovate.com/fall12vid/validsoft.html
- **Gartner** views mobile fraud detection as a "high benefit" solution and **lists ValidSoft among top solutions**.
  - *"Mobile fraud detection … will become a 'must have' technology, as enterprises and service providers roll out context-enriched services"*(1)
- Only security software company with **Three EU Data Privacy Seals**
- **Security Model** reviewed by Royal Holloway University of London

EuroPriSe European Privacy Seal Privacy at its best!

(1) Gartner, "Hype Cycle for Application Security, July 2012

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ValidSoft Partner Access to Large Addressable Markets 11 1BN+ transactions 5BN+ transactions 10BN + transactions Increased Volume Incremental Transaction Risk Top Banks Merchant Acquirers / Payment Processors / Schemes Mobile Payments (Mobile banking, Mobile Commerce, P2P) Machine - to - Machine • Customers • Transaction Volume • Partnership Relevance (target) Spindle

Elephant Talk Financial Discussion 12

Recurring Revenue Business Model Driven by the Needs of our Customers ▪ Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers: • From Capex to Opex , freeing up resources • From Fixed to Variable Cost ; “pay as you go” model • From Complicated, Point Solutions to One - Stop Shop Solutions 13 Solution Segment Revenue Model Average Pricing Gross Margin Managed Services • Subscription - based • $1.00 / month / subscriber 90+% Managed Services + Airtime (Bundled Offering) • Subscription - based • $10.00 - $20.00 / month / subscriber 20+% Transaction Verification • Transaction - based • Subscription - based • $0.20 - 0.01 / verification • $0.30 - $0.50 / month / subscriber 60+%

Revenue Development Mobile & Security Solutions Continue to Gain Significant Traction 14 Q4 - 2011 Revenue Mix EST Q4 - 2012 Revenue Mix Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Material improvement over last several quarters LTM = Last Twelve Month $0.9 $1.4 $1.9 $2.4 $2.8 $2.9 $3.4 2Q-2011 3Q-2011 4Q-2011 1Q-2012 2Q-2012 3Q-2012 EST 4Q-2012 Mobile & Security Revenue Contribution (Q4 2012 ESTIMATE)

Positive Margin Development Driven by Growth of Mobile & Security Results 15 LTM = Last Twelve Month Yearly Gross Margin (%) Yearly Gross Margin ($m) Quarterly Gross Margin ($m) Over the past several quarters, margin has been trending upward as we began our transition to high - growth, high - margin business lines 3.8% 10.3% 18.0% 19.7% 26.8% 31.3% 37.3% Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2012 Q4-2012 EST Quarterly Gross Margin (%)

Investment Summary OVERVIEW ▪ Recent contract wins in telecom and transactional security – positioned well for growth ▪ Strong pipeline of telecom and transactional security transactions World - Class Mobile Cloud Management & Security Delivery Platform ▪ World - Class Mobile Security Solution – unique product positioning ▪ Only security software company accredited with three European Privacy Seals ESTIMATED 4Q12 FINANCIAL HIGHLIGHTS ▪ Mobile and Security revenue is expected to be up 77% Y/Y to $ 3.4M ▪ Mobile and Security revenue is expected to account for 51% of total 4Q12 revenue vs. 23% in 4Q11 ▪ Total Gross Margin is expected to be $ 2.5M (37 % of revenue) vs . $ 1.5M (18%) in 4Q11 ▪ On track to achieve first month of p ositive operational cash flow (1) in early 2013, excluding non - cash expenses and capital expenditures 16 (1) – Reported as adjusted EBITDA, a non - GAAP measure

17 Contact Us Corporate Headquarters ▪ Schiphol Boulevard 249 1118 BH Schiphol The Netherlands www.elephanttalk.com Investor Relations ▪ Steve Gersten steve.gersten@elephanttalk.com Phone: (813)926 - 8920 ▪ Peter Salkowski peter@blueshirtgroup.com Phone: (415)489 - 2184